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                                                                   Exhibit 10.10
                                                                   -------------

                            PARTICIPATION AGREEMENT
                            -----------------------


     This Participation Agreement (this "Agreement") dated as of June 30, 1999 is entered into by and among Switchboard Incorporated, a Delaware corporation (the "Company"), Banyan Systems Incorporated, a Massachusetts corporation ("Banyan"), and CBS Corporation, a Pennsylvania corporation ("CBS"). Banyan and CBS are together referred to herein as the "Purchasers," and are sometimes individually referred to herein each as a "Purchaser."


                                   Recitals
                                   --------

     WHEREAS, the Company, Banyan and CBS are parties to a Common Stock and Warrant Purchase Agreement of even date herewith (the "Purchase Agreement") pursuant to which CBS is acquiring certain shares of Common Stock and a warrant to purchase shares of Common Stock;

     WHEREAS, Banyan is a stockholder of the Company; and

     WHEREAS, the parties desire to provide for certain arrangements with respect to CBS' and Banyan's right to purchase shares of Common Stock of the Company simultaneously with the Company's initial public offering;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1.   Certain Definitions.
          -------------------

     As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" means the Securities and Exchange Commission, or any
           ----------
other federal agency at the time administering the Securities Act.

          "Common Stock" means the common stock, $.01 par value per share, of
           ------------
the Company.

          "Initial Public Offering" means an initial underwritten public
           -----------------------
offering of shares of Common Stock pursuant to an effective Registration Statement under the Securities Act in which the Company, prior to giving effect to the proceeds of such offering, is valued at at least $135,000,000 (determined by multiplying the number of outstanding shares of capital stock of the Company on a fully diluted basis by the per
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share initial public offering price) and resulting in at least $15,000,000 of net proceeds (determined by subtracting underwriters' discounts and commissions from gross proceeds) to the Company.

          "Registration Statement" means a registration statement filed by the
           ----------------------
Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     2.   Participation Right.
          -------------------

          2.1  Rights of CBS.
               -------------

               (a) Except as (and to the extent) prohibited by law, the Company shall (i) provide CBS with written notice pursuant to Rule 134 or Rule 135 promulgated under the Securities Act (or any successor rule thereto) of the Company's proposed Initial Public Offering (the "Notice") and (ii) use its reasonable best efforts to issue and sell to CBS, simultaneously with the closing of the Initial Public Offering, such whole number of shares of Common Stock, if any, as would be necessary to increase CBS' ownership of Common Stock, warrants and other securities of the Company to an amount that would most closely result in CBS owning 37.5% of the outstanding Common Stock on a fully diluted basis upon the closing of the Initial Public Offering (after taking into account whether any other person with rights similar to the rights granted herein to CBS, including, without limitation, Banyan, elects to purchase shares, and taking into account any shares issued by the Company in the Initial Public Offering to persons without such rights). For purposes of this Agreement, "fully diluted" shall mean assuming the conversion into Common Stock of all convertible securities and the exercise of all outstanding vested and unvested options and warrants. The Notice shall be given no later than ten (10) days after the filing with the Commission of the Registration Statement for the Initial Public Offering.

               (b) CBS must notify the Company within ten (10) days of the date of the Notice if CBS has a non-binding interest in purchasing any shares. If CBS remains interested in purchasing shares, CBS and the Company will execute a stock purchase agreement in substantially the form attached hereto as Exhibit A
                                                                      ---------
on the date the Company enters into an underwriting agreement relating to the Initial Public

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Offering. If CBS informs the Company that it does not have an interest in purchasing any shares or fails to respond within such 10 day period, then CBS' rights under this Agreement shall expire.

               (c) If CBS has executed with the Company such a stock purchase agreement, upon the closing of the Initial Public Offering, CBS shall purchase from the Company, and the Company shall issue and sell to CBS, the number of shares of Common Stock that CBS is entitled to purchase pursuant thereto.

          2.2  Rights of Banyan.
               ----------------

               (a) Except as (and to the extent) prohibited by law, the Company shall (i) provide Banyan with the Notice and (ii) use its reasonable best efforts to issue and sell to Banyan, simultaneously with the closing of the Initial Public Offering, such whole number of shares of Common Stock, if any, as would be necessary to increase the Banyan's ownership of Common Stock, warrants and other securities of the Company to an amount that would most closely result in Banyan owning 37.5% of the outstanding Common Stock on a fully diluted basis upon the closing of the Initial Public Offering (after taking into account whether any other person with rights similar to the rights granted herein to Banyan, including, without limitation, CBS, elects to purchase shares, and taking into account any shares issued by the Company in the Initial Public Offering to persons without such rights). The Notice shall be given no later than ten (10) days after the filing with the Commission of the Registration Statement for the Initial Public Offering.

               (b) Banyan must notify the Company within ten (10) days of the date of the Notice if Banyan has a non-binding interest in purchasing any shares. If Banyan remains interested in purchasing shares, Banyan and the Company will execute a stock purchase agreement in substantially the form attached hereto as Exhibit A on the date the Company enters into an underwriting
                   ---------
agreement relating to the Initial Public Offering. If Banyan informs the Company that it does not have an interest in purchasing any shares or fails to respond within such 10 day period, then Banyan's rights under this Agreement shall expire.

               (c) If Banyan has executed with the Company such a stock purchase agreement, upon the closing of the Initial Public Offering, Banyan shall purchase from the Company, and the Company shall issue and sell to Banyan, the number of shares of Common Stock that Banyan is entitled to purchase pursuant thereto.

          2.3  Limitations.  The Company's obligations in Sections 2.1 and 2.2
               -----------
of this Agreement, including any obligations to provide the Notice and issue and sell

                                      -3-
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shares of Common Stock to CBS and/or Banyan, are subject in all respects to the managing underwriter of the Initial Public Offering determining in its sole discretion that the Company's fulfillment of such obligations will have no adverse impact on the Initial Public Offering, including, without limitation, the offering price, offering size, likelihood of completion or completion date.

          2.4  Termination.  This Agreement shall terminate upon the first to
               -----------
occur of the following events:

               (a) The sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise;

               (b) The termination of the Advertising and Promotion Agreement dated the date hereof between the Company and CBS by the Company by reason of a breach by CBS of such agreement;

               (c) The termination of the Licensing Agreement dated the date hereof between the Company and CBS by the Company by reason of a breach by CBS of such agreement; or

               (d) The consummation by the Company of an initial public offering of shares of Common Stock pursuant to an effective Registration Statement under the Securities Act in which the Company, prior to giving effect to the proceeds of such offering, is valued at less than $135,000,000 (determined by multiplying the number of outstanding shares of capital stock of the Company on a fully diluted basis by the per share initial public offering price) and/or resulting in less than $15,000,000 of net proceeds (determined by subtracting underwriters' discounts and commissions from gross proceeds) to the Company.

          2.5  Private Placement.  To the extent permitted by law, at the
               -----------------
request of a Purchaser, the Company will use its reasonable best efforts to structure the issuance and sale of Common Stock contemplated by this Agreement as a private placement transaction.

     3.   Transfers of Rights.  This Agreement, and the rights and obligations
          -------------------
of CBS and Banyan hereunder, may not be assigned by CBS or Banyan; provided,
                                                                   --------
however, that, notwithstanding the foregoing, a Purchaser may assign its rights
-------
and obligations under the Agreement to any entity controlling, controlled by or under common control of such Purchaser if (1) written notice of such action is provided to the Company and the other Purchaser, (2) the transferee agrees in writing as part of such notice to be bound by this Agreement.

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     4.   General.
          -------

               (a)  Severability. The invalidity or unenforceability of any
                    ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

               (b)  Specific Performance. In addition to any and all other
                    --------------------
remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

               (c)  Governing Law. This Agreement shall be governed by and
                    -------------
construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

               (d)  Notices.  All notices, requests, consents, and other
                    -------
communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

     If to the Company, at 115 Flanders Road, Westboro, MA  01581, Attention:
Chief Financial Officer, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to the Company at the foregoing address, Attention: General Counsel, and with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attention: Mark G. Borden, Esq.;

     If to Banyan, at 120 Flanders Road, Westboro, MA 01581, Attention: Chief Financial Officer, or at such other address or addresses as may have been furnished to the Company and the Purchaser in writing by Banyan, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attention: Mark G. Borden, Esq.; or

     If to CBS, at CBS Corporation, 51 West 52nd Street, New York, NY 10019,
Attention: Chief Financial Officer, or at such other address or addresses as may have been furnished to the Company in writing by CBS, with a copy to CBS Corporation, 51 West 52nd Street, New York, NY 10019, Attention: General Counsel.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such

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notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

               (e)  Complete Agreement.  This Agreement constitutes the entire
                    ------------------
agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

               (f)  Amendments and Waivers. Any term of this Agreement may be
                    ----------------------
amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Purchasers. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

               (g)  Pronouns. Whenever the context may require, any pronouns
                    --------
used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

               (h)  Counterparts; Facsimile Signatures.  This Agreement may be
                    ----------------------------------
executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

               (i)  Section Headings. The section headings are for the
                    ----------------
convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

                         [signatures on following page]

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     Executed as of the date first written above.


                         SWITCHBOARD INCORPORATED



                         By: /s/ Dean Polnerow
                            --------------------------------------------
                            Name:  Dean Polnerow
                            Title: President



                         BANYAN SYSTEMS INCORPORATED



                         By: /s/ Richard M. Spaulding
                             --------------------------------------------
                             Name:  Richard M. Spaulding
                             Title: Vice President & CFO



                         CBS CORPORATION



                         By: /s/ Fredric G. Reynolds
                            --------------------------------------------
                            Name:  Fredric G. Reynolds
                            Title: Executive Vice President
                                   and Chief Financial Officer



                  (signature page to participation agreement)

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